Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Dorman Products, Inc. (the "Company") does hereby certify with respect to Form 10-Q for period ended July 1, 2006 (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 4, 2006              By:  /s/ Richard Berman
                                       --------------------------------------
                                          Richard Berman
                                 President and Chief Executive Officer





Date: August 4, 2006             By:  /s/ Mathias Barton
                                      --------------------------------------
                                         Mathias Barton
                                    Chief Financial Officer


          The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.